EXHIBIT 23


                 Consent of KPMG Peat Marwick LLP



The Board of Directors
International Multifoods Corporation:


We consent to the use of our reports incorporated by reference herein.




                                              /s/ KPMG PEAT MARWICK LLP
                                              KPMG PEAT MARWICK LLP


Minneapolis, Minnesota
December 21, 1998